Exhibit 99.1
-MORE-
Contacts: Dolph Baker, Chairman and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS REPORTS SECOND QUARTER FISCAL

2022 RESULTS
RIDGELAND,

Miss. (December

28, 2021)

- Cal-Maine

Foods,

Inc. (NASDAQ:

CALM) today

reported
results for the second

quarter of fiscal

2022 (thirteen weeks)

and 26-week period

ended November
27, 2021.
Net

sales

in

the

second

quarter

of

fiscal

2022

increased

12.5

percent

to

$390.9

million
compared to $347.3 million in the

second quarter of fiscal 2021.

The Company reported net income
of $1.2 million, or $0.02 per basic and

diluted common share, for the second

quarter of fiscal 2022,
compared

to

net

income

of

$12.2

million,

or

$0.25

per

basic

and

diluted

common

share,

for

the
second quarter of fiscal 2021.
For the twenty-six weeks ended

November 27, 2021, net

sales were $722.6 million

compared
to

$640.1

million

for

the

prior-year

period.

The

Company

reported

a

net

loss

of

$16.9

million,

or
$0.34

per

basic

and

diluted

common

share,

for

the

twenty-six

weeks

ended

November

27,

2021,
compared

with

a

net

loss

of

$7.2

million,

or

$0.15

per

basic

and

diluted

common

share,

for

the

prior-year period.

Dolph Baker,

chairman and chief executive officer of Cal-Maine Foods, Inc., stated, “We were
pleased to

report higher

sales for

the second

quarter

of fiscal

2022 compared

with the

prior year,
driven by improved

shell egg pricing.

For the

second quarter of

fiscal 2022, the

net average

selling
price for

all

eggs increased

11.9 percent

to $1.373

per dozen

compared with

$1.227 per

dozen

in
the

prior-year

period.

Our

sales

volumes

also

improved

compared

to

the

previous

record

sales
volumes in the second quarter of fiscal 2021. We are pleased that our operating results helped drive a return

to modest

profitability

in

the second

quarter

despite

the impacts

of higher

costs for

feed
ingredients, processing, packaging, transportation

and labor.

“In the second quarter of fiscal 2022, our total

dozens sold increased to 276.1 million versus
273.7

million

in

the

prior-year

period.

Food

service

demand

has

continued

to

improve

steadily,
resulting in

better overall egg

supply and

demand balance as

restaurant traffic increased.

In addition,
a stronger export market supported demand

for shell eggs and egg products.

“The table egg layer hen inventory reported by

the USDA as of December

1, 2021, was 327.8
million, an increase versus

the prior year and

trending below the five

-year-average. The

USDA also
reported

that

the

egg-type

chick

hatch

from

July

2021

through

November

2021

decreased

2.0
percent

compared

to

the

prior-year

period.

As

of

December

1,

2021,

eggs

in

incubators

totaled

48.4 million, down 9.1 percent year over

year.

"For the second quarter of fiscal

2022, specialty egg sales totaled

$155.9 million, accounting
for 41.1 percent

of total

shell egg

revenue, compared

with $134.1

million, or

39.7 percent,

for the
prior-year

quarter.

Specialty egg

dozens sold

were 30.3

percent of

total dozens

sold in

the second
quarter

of

fiscal

2022

compared

with

26.4

percent

in

the

second

quarter

of

fiscal

2021.

Higher
specialty egg revenue reflects a 15.7 percent increase in specialty dozens sold in the second quarter of fiscal

2022 compared

to the

prior-year

period, while

specialty egg

prices were

relatively flat,

up
0.4 percent

versus the

second quarter

of fiscal

2021. We

continue to

focus on

offering a

favorable
product mix that

meets the needs

of our customers,

including conventional,

cage-free, organic

and
other specialty eggs and egg

products. Consumer preference

for specialty eggs, including

cage-free
eggs,

continues

to

expand.

Cage-free

egg

sales

comprised

24.0

percent

of

total

sales

in

second
quarter fiscal 2022 and 23.8 percent of total

sales fiscal year-to-date.
“We are focusing

on opportunities

to enhance

our product

portfolio. During the

second quarter
of fiscal 2022, we announced a strategic investment in a new business, MeadowCreek Foods, an egg
products operation

located in

Neosho, Missouri,

with an

initial focus

on offering

hard-cooked

eggs.
Cal-Maine Foods

will serve as

the preferred provider

to supply specialty

and conventional

eggs that
MeadowCreek

needs

to

manufacture

egg

products.

This

is

an

exciting

opportunity

to

expand

our
presence

in

the

egg

products

sector.

We

believe

we

have

the

right

team

in

place

to

execute

this
strategy and

look forward

to extending

our market

reach to

provide

egg products

for institutional,
food service

and retail

needs. Our

focus on

hard-cooked offerings

allows us

to harness

more value
from medium grade

eggs typically produced

in the pre-peak

phase of lay

and augment our

expansion
into this nutritious and portable protein category.

CALM Reports Second Quarter Fiscal 2022

Results

December 28, 2021
-MORE-
“We

have

also

worked

hard

to

identify

further

growth

opportunities

in

line

with

expanding
consumer demand and state requirements for cage-free eggs. In

October, we announced that our Board of
Directors approved a $23.0

million capital project to

expand the Company’s

cage-free egg production at
our Okeechobee, Florida, facility, which will add

capacity for approximately 400,000 cage-free hens and
210,000 pullets. This

most recent expansion

project in Florida

supports our strategy

to position Cal-Maine
Foods as an

industry leader in

meeting the growing

demand for specialty

egg offerings,

including cage-
free eggs.
“We

are

also

pleased

to

announce

that

effective

December

5,

2021,

we

made

an

additional
investment in Southwest Specialty

Eggs, LLC, to

acquire warehouse and distribution

capability to expand
Southwest Specialty Egg’s

total customer base

in the southern

California, Arizona and

Nevada markets.
Given

the

cage-free egg

requirement in

California

will

take

effect

on

January 1,

2022,

we

believe

this
investment will

be immediately

accretive given

our enhanced

ability

to better

utilize our

cage-free egg
offerings and support the sales and

distribution of other specialty eggs into

these important retail markets.
“For second quarter fiscal year

2022, we reported an operating

loss of $2.1 million compared

with
operating income

of

$14.5

million

for the

prior-year

period.

Our

results reflect

the

current

inflationary
environment with higher

costs for feed,

labor, packaging

and delivery.

Farm production costs

per dozen
for the second quarter of fiscal 2022 were up 21.6 percent compared to the second quarter of fiscal 2021, an increase primarily tied to higher feed costs per

dozen produced, which were up 29.0 percent compared
with

the

prior-year

period.

For the

second

quarter

of

fiscal

2022,

the

average

Chicago

Board

of

Trade
(“CBOT”)

daily

market

price

was

$5.43

per

bushel

for

corn

and

$338

per

ton

for

soybean

meal,
representing an

increase of

38.4 percent

and decrease

of 5.9

percent, respectively, compared to

the average
daily CBOT

prices for

the second

quarter of

fiscal 2021.

Corn and

soybean supplies

remained tight

relative
to demand, primarily related to higher export demand, as

well as weather-related shortfalls in production
and yields.

We

expect market

prices for

our primary

feed ingredients

to remain

volatile this

fiscal year,
given

the

ongoing

disruptions

related

to

the

COVID-19

global

pandemic,

weather

fluctuations,
geopolitical issues and overall reduced carryout levels for primary feed ingredients.

“In

spite

of

current

and

expected

inflationary

headwinds,

we

remain

focused

on

what

we

can
control

by

managing

our

costs

and

running

efficient

operations.

We

are

extremely

proud

of

our

teams
across

our

operations

who

have

demonstrated

resilience

throughout

the

challenges

of

the

COVID-19
global

pandemic

and

have

continued

to

meet

the

needs

of

our

customers.

Due

to

their

efforts,

our
operations

have

run

very

well

with

strong

key

performance

metrics.

While

we

continue

to

face

a
challenging environment, our mission is still the same – to be the most efficient and sustainable producer of fresh

shell eggs

and egg

products. We

are mindful

of our

essential role

to support

the

nation’s

food
supply with nutritious and

affordable protein. We are confident we have

the right strategy

in place to meet
this

objective,

with

a

proven

operating

model

that

will

drive

long-term

growth.

Importantly,

we

have
sufficient

capital

to

fund

internal

expansion

projects

and

consider

potential

acquisitions

to

support

our
strategy. Above all, we will strive to meet the demands of our valued customers and deliver greater value to our shareholders,” added Baker.
Pursuant to

Cal-Maine Foods’

variable dividend

policy,

for each

quarter in

which the

Company
reports

net

income,

the

Company

pays

a

cash

dividend

to

shareholders

in

an

amount

equal

to

one-third

of

such

quarterly

income.

Following

a

quarter

for

which

the

Company

does

not

report

net
income, the Company

will not

pay a dividend

with respect

to that quarter

or for a

subsequent profitable
quarter until the Company is

profitable on a cumulative basis

computed from the date of

the most recent
quarter for

which a

dividend was

paid. Therefore,

the Company

will not

pay a

dividend with

respect to
the second

quarter of

fiscal

2022. As

of November

27, 2021,

the total

cumulative

loss

to be

recovered
before payment of a dividend was $21.1 million.

CALM Reports Second Quarter Fiscal 2022

Results

December 28, 2021
-MORE-
Select operating

statistics for

the second

quarter of

fiscal 2022

compared with

the prior-year

period are
shown below:

13 Weeks Ended 26 Weeks Ended
November 27,
2021
November 28,
2020
November 27,
2021
November 28,
2020
Dozen Eggs Sold (000) 276,108 273,651 535,493 537,645
Dozen Eggs Produced (000) 256,786 251,914 493,244 483,075
% Specialty Sales (dozen) 30.3% 26.4% 29.6% 26.2%
% Specialty Sales (dollars) 41.1% 39.7% 42.0% 42.2%
Net Average Selling Price (per
dozen) $ 1.373 $ 1.227 $ 1.308 $ 1.154
Net Average Selling Price Specialty
Eggs (per dozen) $ 1.862 $ 1.854 $ 1.857 $ 1.866
Feed Cost (per dozen) $ 0.529 $ 0.410 $ 0.537 $ 0.399
Cal-Maine Foods,

Inc. is primarily

engaged in

the production,

grading, packing,

marketing and

distribution of

fresh shell
eggs, including conventional, cage-free, organic, free-range, pasture-raised and nutritionally enhanced eggs. The Company, which is
headquartered in Ridgeland,

Mississippi, is the largest

producer and distributor

of fresh shell eggs

in the United

States and sells the
majority of its shell eggs in states across the southwestern, southeastern, mid-western and mid-Atlantic regions of the United States.

Statements contained in this

press release that are not historical facts are forward-looking statements as that term is defined
in the Private Securities

Litigation Reform Act of

1995. The forward-looking

statements are based

on management’s

current intent,
belief, expectations, estimates

and projections regarding our company and

our industry. These statements

are not guarantees of

future
performance

and

involve

risks,

uncertainties,

assumptions

and

other

factors

that

are

difficult

to

predict

and

may

be

beyond

our
control. The factors that

could cause actual

results to differ materially

from those projected in the

forward-looking statements include,
among others,

(i) the

risk factors

set forth

in the

Company’s

SEC filings

(including its

Annual Reports

on Form

10-K,

Quarterly
Reports on

Form 10-Q

and Current

Reports on

Form 8-K),

(ii) the

risks and

hazards inherent

in the

shell egg

business (including
disease, pests, weather conditions and

potential for recall), (iii)

changes in the demand for

and market prices of shell

eggs and feed
costs, (iv) our ability to predict

and meet demand for cage-free and

other specialty eggs, (v) risks, changes or obligations

that could
result from our future acquisition of new flocks or businesses and risks or changes that may

cause conditions to completing a

pending
acquisition not

to be

met, (vi) risks

relating

to the

evolving COVID-19

pandemic, including

without limitation

increased costs

and
growing inflationary

rates and (vii)

adverse results

in pending litigation

matters. SEC filings

may be obtained

from the

SEC or the
Company’s

website
, www.calmainefoods.com
.

Readers

are

cautioned

not

to

place

undue

reliance

on

forward-looking

statements
because,

while

we

believe

the

assumptions

on

which

the

forward-looking

statements

are

based

are

reasonable,

there

can

be

no
assurance that these forward

-looking statements will prove

to be accurate. Further,

the forward-looking statements

included herein
are only made as of the respective dates thereof, or if no date is stated, as of the date hereof. Except as otherwise required by law, we disclaim any intent or obligation to publicly update these forward-looking statements, whether as a result of new information, future
events or otherwise.

CALM Reports Second Quarter Fiscal 2022

Results

December 28, 2021
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS

OF OPERATIONS
13 Weeks Ended 26 Weeks Ended
November 27,
2021
November 28,
2020
November 27,
2021
November 28,
2020
Net sales $ 390,903 $ 347,328 $ 722,607 $ 640,110
Cost of sales 347,156 288,877 672,215 564,894
Gross profit 43,747 58,451 50,392 75,216
Selling, general and administrative 47,780 43,873 94,305 87,838
(Gain) loss on disposal of fixed assets (1,968) 99 (2,181) 122
Operating income (loss) (2,065) 14,479 (41,732) (12,744)
Other income, net 2,533 1,438 8,336 3,136
Income (loss) before income taxes 468 15,917 (33,396) (9,608)
Income tax (expense) benefit (677) 3,762 (16,515) (2,364)
Net loss (loss)

1,145 12,155 (16,881) (7,244)
Less: Loss attributable to noncontrolling interest (28) — (28) —
Net income (loss) attributable to Cal-Maine
Foods, Inc. $ 1,173 $ 12,155 $ (16,853) $ (7,244)
Net income (loss) per common share:
Basic $ 0.02 $ 0.25 $ (0.34) $ (0.15)
Diluted $ 0.02 $ 0.25 $ (0.34) $ (0.15)
Weighted average shares outstanding:
Basic 48,857 48,501 48,859 48,501
Diluted 49,016 48,645 48,859 48,501

CALM Reports Second Quarter Fiscal 2022

Results

December 28, 2021
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
November 28, 2021 May 29, 2021
ASSETS
Cash and short-term investments $ 85,156 $ 169,510
Receivables, net 152,958 126,639
Inventories 236,201 218,375
Prepaid expenses and other current assets 6,814 5,407
Current assets 481,129 519,931
Property, plant and equipment, net 667,250 589,417
Other noncurrent assets 83,615 119,826
Total

assets
$ 1,231,994 $ 1,229,174
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 115,619 $ 89,191
Current portion of lease obligations 769 906
Current liabilities 116,388 90,097
Lease obligations, less current maturities 1,124 1,472
Deferred income taxes and other liabilities 117,059 124,824
Stockholders' equity 997,423 1,012,781
Total

liabilities and stockholders' equity
$ 1,231,994 $ 1,229,174